                                POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Fund A (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Janet Chrzan, G. Michael Antrobus and Rise C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-01434) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signature as it may be signed by any of our attorneys-in-fact to any such registration statement.

Officer:                      Title:                                        Executed On:
--------                      ------                                        ------------
/s/ Jon A. Boscia             President and Director                        2/20/04
---------------------------   (Principal Executive Officer)                 ------------
Jon A. Boscia

/s/ Todd R. Stephenson        Senior Vice President, Chief Financial        2/12/04
---------------------------   Officer and Director (Principal Accounting    ------------
Todd R. Stephenson            Officer and Principal Financial Officer)

/s/ John H. Gotta             Executive Vice President, Chief Executive     2/11/04
---------------------------   Officer of Life Insurance and Director        ------------
John H. Gotta

/s/ Jude T. Driscoll          Director                                      2/17/04
---------------------------                                                 ------------
Jude T. Driscoll

/s/ Barbara S. Kowalczyk      Director                                      2/13/2004
---------------------------                                                 ------------
Barbara S. Kowalczyk

/s/ See Yeng Quek             Chief Investment Officer and Director         2/12/04
---------------------------                                                 ------------
See Yeng Quek

/s/ Richard C. Vaughan        Director                                      2/12/2004
---------------------------                                                 ------------
Richard C. Vaughan

Fund A POA

STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 20/th/ day of February, 2004, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 /s/ Sara A. Hudson
                                                 ---------------------------
                                                 Notary Public

My Commission Expires: 12/12/2005


STATE OF INDIANA    )
                    ) SS:
COUNTY OF ALLEN     )

     On this 12 of February, 2004, before me, a Notary Public, in and for said county and state, personally appeared Todd R. Stephenson, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 /s/ Sharlene K. Honegger
                                                 ---------------------------
                                                 Notary Public

My Commission Expires: 2/29/08


STATE OF CONNECTICUT     )
                         ) SS:
COUNTY OF HARTFORD       )

     On this 11/th/ day of February, 2004, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 /s/ Martha Jarvis
                                                 ---------------------------
                                                 Notary Public

My Commission Expires: Sep. 30, 2007


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

     On this 17th day of February, 2004, before me, a Notary Public, in and for said county and state, personally appeared Jude T. Driscoll, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 /s/ Joann Murphy
                                                 ---------------------------
                                                 Notary Public

My Commission Expires: October 31, 2005

Fund A POA


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

     On this 13th day of February, 2004, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                 /s/ Sara A. Hudson
                                                 ---------------------------
                                                 Notary Public

My Commission Expires: 12/12/2005


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

     On this 12/th/ day of February, 2004, before me, a Notary Public, in and for said county and state, personally appeared See Yeng Quek, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 /s/ Joann Murphy
                                                 ---------------------------
                                                 Notary Public

My Commission Expires: October 31, 2005


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

     On this 12/th/ day of February, 2004, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 /s/ Sara A. Hudson
                                                 ---------------------------
                                                 Notary Public

My Commission Expires: 12/12/2005